EXHIBIT 19.1

                                    EXHIBIT J

                  ADMINISTRATOR'S DISTRIBUTION DATE CERTIFICATE
                      Nelnet Education Loan Funding 2004-1


This Administrator's Distribution Date Certificate (this "Certificate") is being provided by National Education Loan Network, Inc., as Administrator (the "Administrator") to Nelnet Education Loan Funding, Inc. (the "Issuer") pursuant to Section 5.04(c) of the Indenture of Trust, dated as of January 1, 2004 (the "Indenture"), among the Issuer, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Indenture Trustee"). All capitalized terms used in this Certificate and not otherwise defined shall have the same meanings as assigned to such terms in the Indenture.

Pursuant to this Certificate, the Administrator hereby directs the Indenture Trustee to make the following deposits and distributions to the Persons or to the account specified below by 1:00 p.m. (New York time) on May 25, 2005 ("the Distribution Date"), to the extent of (1) the amount of Revenues in the Collection Fund, (2) the amount, if any, required to be transferred to the Collection Fund from the Class B Supplemental Reserve Fund pursuant to Section 5.03(b) of the Indenture, (3) the amount, if any required to be transferred to the Collection Fund from the Acquisition Fund pursuant to Section 5.02(b) of the Indenture and (4) the amount, if any, required to be transferred to the Collection Fund from the Note Payment Fund pursuant to Section 5.05(b) of the Indenture and (5) the amount, if any, required to be transferred to the Collection Fund from the Reserve Fund pursuant to Section 5.07(b) of the Indenture. The Indenture Trustee shall make the following deposits and distributions in the following order of priority, and the Indenture Trustee shall comply with such instructions:



     (i)      (a)   The Servicing Fee to the Servicer,                                     $    505,251.83
                                                                                         -----------------
              (b)   The Indenture Trustee Fee to the Indenture Trustee,                    $             -
                                                                                         -----------------
              (c)   The Eligible Lender Trustee Fee to the Eligible Lender Trustee,        $             -
                                                                                         -----------------
              (d)   The Auction Agent Fee to the Auction Agent,                            $             -
                                                                                         -----------------
              (e)   The Broker-Dealer Fees to the Broker-Dealers,                          $             -
                                                                                         -----------------
              (f)    The Remarketing Fees to the Remarketing Agents;                       $             -
                                                                                         -----------------
              (g)   Other Program Expenses to the Person due such Program Expenses;
                    and                                                                    $             -
                                                                                         -----------------
              (h)   The Quarterly Funding Amount to the Remarketing Fee Fund;              $             -
                                                                                         -----------------

     (ii)     (a)   The Administration Fee to the Administrator; and                       $    419,167.52
                                                                                         -----------------
              (b)   Any unpaid Administration Fees, if any, from prior Quarterly
                    Distribution                                                           $             -
                                                                                         -----------------
                    Dates to the Administrator due on the Quarterly Distribution Date;

     (iii)    (a)   The Class A-1A Notes Interest Distribution Amount accrued since
                    the prior Distribution Date to the Class A-1A Interest Account,        $  1,947,803.94
                                                                                         -----------------
              (b)   The Class A-1B Notes Interest Distribution Amount accrued since
                    the prior Distribution Date to the Class A-1B Interest Account,        $    966,000.00
                                                                                         -----------------
              (c)   The Class A-2 Notes Interest Distribution Amount accrued since
                    the prior Distribution Date to the Class A-2 Interest Account,         $  2,743,485.12
                                                                                         -----------------
              (d)   The Class A-3 Notes Interest Distribution Amount accrued since
                    the prior  Distribution Date to the Class A-3 Interest Account,        $    971,600.50
                                                                                         -----------------
              (e)   The Issuer Derivative Payments which are paid on a parity
                    with interest on the Class A Notes which have accrued on each
                    Derivative Product since the prior Distribution Date to the
                    corresponding Counterparty Payment Account;                            $             -
                                                                                         -----------------



     (iv)     (a)   The Outstanding Amount of the Class A-1A Notes to the Class A-1A
                    Redemption Account,                                                    $             -
                                                                                         -----------------
              (b)   The Outstanding Amount of the Class A-1B Notes to the Class A-1B
                    Redemption Account,                                                    $             -
                                                                                         -----------------
              (c)   The Outstanding Amount of the Class A-2 Notes to the Class A-2
                    Redemption Account,                                                    $             -
                                                                                         -----------------
              (d)   The Outstanding Amount of the Class A-3 Notes to the Class A-3
                    Redemption Account,                                                    $             -
                                                                                         -----------------

     (v)      (a)   The Class B-1 Notes Interest Distribution Amount accrued
                    since the prior Distribution Date to the Class B-1 Interest Account,   $             -
                                                                                         -----------------
              (b)   The Class B-2 Notes Interest Distribution Amount accrued
                    since the prior Distribution Date to the Class B-2 Interest Account,   $             -
                                                                                         -----------------
              (c)   The Issuer Derivative Payments which are paid on a
                    parity with interest on the Class B Notes which have
                    accrued on each Derivative Product since the prior
                    Distribution Date to the corresponding Counterparty
                    Payment Account;                                                       $             -
                                                                                         -----------------

     (vi)     (a)   The Outstanding Amount of the Class B-1 Notes to the Class B-1
                    Redemption Account,                                                    $             -
                                                                                         -----------------
              (b)   The Outstanding Amount of the Class B-2 Notes to the Class B-2
                    Redemption Account,                                                    $             -
                                                                                         -----------------

     (vii)          The amount to be distributed to the Administrator for transfer to the appropriate Seller or trust estate from which
                    Eligible Loans were purchased or transferred, an amount
                    equal to the unpaid interest accrued on such Eligible Loans
                    Financed with the proceeds of the Series 2004-1 Notes
                    subsequent to the cut off date for such Eligible Loans but prior to the Closing Date, until such amount has been
                    paid in full.                                                          $             -
                                                                                         -----------------

     (viii)   (a)   The Supplemental Interest Deposit Amount to the Class A-1A
                    Supplemental Interest Account,                                         $             -
                                                                                         -----------------
              (b)   The Supplemental Interest Deposit Amount to the Class A-1B
                    Supplemental Interest Account,                                         $             -
                                                                                         -----------------
              (c)   The Supplemental Interest Deposit Amount to the Class A-2 S
                    Supplemental Interest Account,                                         $             -
                                                                                         -----------------
              (d)   The Supplemental Interest Deposit Amount to the Class A-3
                    Supplemental Interest Account,                                         $             -
                                                                                         -----------------

     (ix)           Amounts to be deposited to the Reserve Fund (if necessary to reinstate the balance of the Reserve Fund up to the Reserve
                    Fund Requirement);                                                     $             -
                                                                                         -----------------



     (x)      (a)   The Reset Rate Notes Carry-over Amount (and any accrued
                    interest thereon) due and payable on the Class A-1A Notes to
                    the Class A-1A Interest Account,                                       $             -
                                                                                         -----------------
              (b)   The Reset Rate Notes Carry-over Amount (and any accrued
                    interest thereon) due and payable on the Class A-1B Notes to
                    the Class A-1B Interest Account,                                       $             -
                                                                                         -----------------
              (c)   The Reset Rate Notes Carry-over Amount (and any accrued
                    interest thereon) due and payable on the Class A-2 Notes to
                    the Class A-2 Interest Account,                                        $             -
                                                                                         -----------------
              (d)   The Reset Rate Notes Carry-over Amount (and any accrued
                    interest thereon) due and payable on the Class A-3 Notes to
                    the Class A-3 Interest Account;                                        $             -
                                                                                         -----------------

     (xi)     (a)   The Auction Rate Notes Carry-over Amount (and any accrued
                    interest thereon) due and payable on the Class B-1 Notes to
                    the Class B-1 Interest Account, and                                    $             -
                                                                                         -----------------
              (b)   The Auction Rate Notes Carry-over Amount (and any accrued
                    interest thereon) due and payable on the Class B-2 Notes to
                    the Class B-2 Interest Account;                                        $             -
                                                                                         -----------------

     (xii)          The unpaid amounts (including any Termination Payments) due on any Derivative Products on which Issuer Derivative Payments are paid on a parity with interest on the Class A Notes Amounts
                    to the corresponding Counterpary Payment Account;                      $             -
                                                                                         -----------------

     (xiii)         The unpaid amounts (including any Termination Payments) due on any Derivative Products on which Issuer Derivative Payments are paid on a parity with interest  on the Class B Notes
                    Amounts to the corresponding Counterpary Payment Account;              $             -
                                                                                         -----------------

     (xiv)          The amount to distributed to the Administrator to reimburse it for any payments made by it to the Remarketing Agents
                     pursuant to the Remarketing Agreement.                                $             -
                                                                                         -----------------

     (xv)           The amount to be distributed to the Servicer, to repurchase
                    Eligible Loans that the Issuer is required to repurchase from
                    the Servicer in accordance with the terms of the Servicing Agreement;  $             -
                                                                                         -----------------

     (xvi)          Amounts to be deposited to the Class B Supplemental Reserve
                    Fund, the amount, if any, required by Section 5.03(a) hereof;         $              -
                                                                                         -----------------

     (xvii)         The amount to be distributed to the Issuer pursuant to
                    Section 5.09 of the Indenture.                                         $  9,633,439.75
                                                                                         -----------------

     (xviii)        The amount to be transferred to the Acquisition Fund (Prior to the end of the Revolving Period) or the Note Payment Fund
                    (Subsequent to the end of the Revolving  Period).                      $             -
                                                                                         -----------------

                    Total Distributions                                                    $ 17,186,748.66
                                                                                         =================

                    Amount on deposit in the Collection Fund on this Distribution Date.    $ 17,261,807.82
                                                                                         =================

Pursuant to this Certificate, if applicable, the Administrator further hereby directs the Indenture Trustee to withdraw (a) from the Class B Supplemental Reserve Fund for deposit to the Collection Fund pursuant to Section 5.03(b) of the Indenture an amount equal to $0, representing the amount of insufficient Revenues in the Collection Account to make the transfers required by Section 5.04(c)(v) and (x), (b) from the Acquisition Fund for deposit to the Collection Fund pursuant to Section 5.02(b) of the Indenture an amount equal to $0, representing the amount of insufficient Revenues in the Collection Account to make the transfers required by Section 5.04(c)(i) through (ix), (c) from the Note Payment Fund for deposit to the Collection Fund pursuant to Section 5.05(b) of the Indenture an amount equal to $0, representing the amount of insufficient Revenues in the Collection Account to make the transfers required by Section 5.04(c)(i) through (ix) and (d) from the Reserve Fund for deposit to the Collection Fund pursuant to Section 5.07(b) of the Indenture an amount equal to $0, representing the amount of insufficient Revenues in the Collection Account to make the transfers required by Section 5.04(c)(i) through (vi).

The Administrator hereby certifies that the information herein is true and accurate in all material respects and that the Indenture Trustee may conclusively rely on this Certificate with no further duty to examine or determine the information contained herein.

IN WITNESS WHEREOF, the Administrator has caused this Certificate to be duly executed and delivered as of the date written below.


                                           NATIONAL EDUCATION LOAN
                                           NETWORK, INC., as Administrator

                                           By /s/ Carol Aversman
                                             --------------------------------
                                                Authorized Signatory
 Date  May 23, 2005
     ----------------